Basis of Presentation	12 Months Ended
Apr. 30, 2023
Disclosure Of Basis Of Presentation [Abstract]
Basis of Presentation [Text Block]

2. Basis of Presentation

The consolidated financial statements have been prepared in accordance with International Financial Reporting Standard ("IFRS") issued by the International Accounting Standards Board ("IASB") and Interpretations of the International Financial Reporting Interpretations Committee ("IFRIC").

These consolidated financial statements have been prepared on a historical cost basis except for certain financial instruments measured at their fair value as explained in the accounting policies below.

In addition, these consolidated financial statements have been prepared using the accrual basis of accounting other than the consolidated statements of cash flows. The consolidated financial statements were approved by the Board of Directors of the Company on July 20, 2023.